Exhibit 10.2.88
SUPPLEMENTAL INDENTURE
     SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of March 20, 2012, among BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A. (or its successor), a Luxembourg public limited liability company (société anonyme), having its registered office at 6, Parc d’Activités Syrdall, L-5365 Munsbach, Grand-Duchy of Luxembourg, registered with the Luxembourg register of commerce and companies under the number B129.914 (the “Issuer"), the affiliates of the Issuer party hereto (the “New Senior Note Guarantors”) and The Bank of New York Mellon (formerly The Bank of New York), as trustee under the indenture referred to below (the “Trustee”).
W I T N E S S E T H :
     WHEREAS the Issuer has heretofore executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as of June 29, 2007, providing for the issuance of the Issuer’s 8% Senior Notes due 2016 (the “Securities”), initially in the aggregate principal amount of €480,000,000;
     WHEREAS Section 4.11 of the Indenture provides that under certain circumstances the Issuer is required to cause the New Senior Note Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which each of the New Senior Note Guarantors shall unconditionally guarantee all the Issuer’s Obligations under the Securities and the Indenture pursuant to a Senior Note Guarantee on the terms and conditions set forth herein; and
     WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Issuer are authorized to execute and deliver this Supplemental Indenture;
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each of the New Senior Note Guarantors, the Issuer and the Trustee mutually covenant and agree for the equal and ratable benefit of the holders of the Securities as follows:
     1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined, except that the term “Holders” in this Supplemental Indenture shall refer to the term “Holders” as defined in the Indenture and the Trustee acting on behalf of and for the benefit of such Holders. The words “herein”, “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

     2. Agreement to Guarantee. Each of the New Senior Note Guarantors hereby agrees, jointly and severally with all existing Senior Note Guarantors (if any), to unconditionally guarantee the Issuer’s Obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article X and Article XI of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Senior Note Guarantor under the Indenture.
     3. Limitation on Guarantee. Notwithstanding any other provision of this Supplemental Indenture, the Guarantee granted by Beverage Packaging Holdings (Luxembourg) IV S.à r.l. (the “Luxembourg New Guarantor”) shall be limited so that the maximum amount payable by the Luxembourg New Guarantor under its guarantee obligation and its obligations under (i) Section 10.01 of the Second Amended and Restated Credit Agreement (as further amended, extended, restructured, renewed, novated, supplemented, restated, refunded, replaced or modified from time to time, the “Credit Agreement”) dated 9 August 2011 and entered into between Reynolds Group Holdings Inc., Reynolds Consumer Products Holdings LLC (f/k/a Reynolds Consumer Products Holdings Inc.), Pactiv LLC (f/k/a Pactiv Corporation), Closure Systems International Holdings Inc., SIG Euro Holding AG & Co. KGaA, SIG Austria Holding GmbH, Closure Systems International B.V. as borrowers, Reynolds Group Holdings Limited, the lenders from time to time party thereto and Credit Suisse AG, as administrative agent (ii) the Senior Secured Note Indentures (as defined in the Credit Agreement) and (iii) the Senior Unsecured Note Indentures (as defined in the Credit Agreement), shall be limited to an aggregate amount not exceeding the higher of ninety percent (90%) of:
     (a) the Luxembourg New Guarantor’s own funds (capitaux propres), as referred to in article 34 of the Luxembourg law dated 19 December 2002 concerning the trade and companies register and the accounting and annual accounts of undertakings (the “2002 Law”) as at the date of demand of payment under this Agreement
     (b) the Luxembourg New Guarantor’s own funds (capitaux propres) as referred to in article 34 of the 2002 Law as at the date of this Agreement
     The obligations and liabilities of the Luxembourg New Guarantor under this guarantee shall not include any obligation which, if incurred, would constitute a misuse of corporate assets as defined under Article 171-1 of the Luxembourg Company Act of 10 August 1915 or a breach of managers’ duties and/or mismanagement.
     4. Notices. All notices or other communications to the New Senior Note Guarantors shall be given as provided in Section 13.02 of the Indenture.

     5. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.
     6. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     7. Trustee Makes No Representation. The Trustee shall not be responsible in any manner whatsoever for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer and the New Senior Note Guarantors. Furthermore, the Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.
     8. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.
     9. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

GRAHAM PACKAGING PX COMPANY

By	GRAHAM PACKAGING PX,
LLC, its general partner

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PX, LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPACSUB LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC CAPITAL CORP. I

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to the Supplemental Indenture — 2007 Senior Notes]

GPC CAPITAL CORP. II

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC OPCO GP LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GPC SUB GP LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING ACQUISITION
CORP.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING COMPANY,
L.P.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to the Supplemental Indenture — 2007 Senior Notes]

GRAHAM PACKAGING GP
ACQUISITION LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING LC, L.P.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING LP
ACQUISITION LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PET
TECHNOLOGIES INC.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING PLASTIC
PRODUCTS INC.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to the Supplemental Indenture — 2007 Senior Notes]

GRAHAM PACKAGING PX HOLDING
CORPORATION

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING REGIOPLAST
STS INC.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING MINSTER LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING HOLDINGS
COMPANY

By	BCP/GRAHAM HOLDINGS
L.L.C., its general partner

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary
[Signature Page to the Supplemental Indenture — 2007 Senior Notes]

GRAHAM RECYCLING COMPANY, L.P.

By	GPC SUB GP LLC, its general
partner

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

GRAHAM PACKAGING WEST
JORDAN, LLC

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Assistant Secretary

BEVERAGE PACKAGING HOLDINGS
(LUXEMBOURG) IV S.À R.L.

By	/s/ Helen Dorothy Golding

Name: Helen Dorothy Golding
Title: Authorized Signatory
[Signature Page to the Supplemental Indenture — 2007 Senior Notes]

THE BANK OF NEW YORK MELLON, as Trustee
By:	/s/ Paul Cattermole
	Name:	Paul Cattermole
	Title:	Vice President

[Signature Page to the Supplemental Indenture — 2007 Senior Notes]

BEVERAGE PACKAGING HOLDINGS (LUXEMBOURG) II S.A.
By:	/s/ Gregory Cole
	Name:	Gregory Cole
	Title:	Authorised Signatory

[Signature Page to the Supplemental Indenture — 2007 Senior Notes]